                                                                    EXHIBIT 10.9

                                                              September 28, 1999

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                        WARRANT TO PURCHASE 5,000 SHARES
                               OF COMMON STOCK OF
                          ENERGY AUCTION EXCHANGE, INC.
                         (VOID AFTER SEPTEMBER 27, 2004)


         This certifies that STEVE FITZGERALD or its assigns (the "HOLDER"), for value received, is entitled to purchase from ENERGY AUCTION EXCHANGE, INC., a Delaware corporation (the "COMPANY"), having a place of business at 7900 East Union Avenue, Suite 1100, Denver, Colorado 80237, up to a maximum of five thousand (5,000) fully paid and nonassessable shares (the "SHARES") of the Company's common stock (the "COMMON STOCK") at a price of Seventy-Five Cents ($0.75) per share (the "STOCK PURCHASE PRICE") at any time or from time to time up to and including 5:00 p.m. (Colorado time) on the earlier to occur of (i) the closing of the initial public offering of the Company's Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended, or (ii) September 27, 2004, such earlier day being referred to herein as the "EXPIRATION DATE", upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) this Warrant properly endorsed with the Notice of Exercise and Investment Representation Statement attached hereto duly filled in and signed and, if applicable, payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant.

         This Warrant is subject to the following terms and conditions:

1.       EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

         (a) GENERAL. This Warrant is exercisable at the option of the holder of record hereof, at any time or from time to time, up to the Expiration Date for all or any part of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder.

         (b) ISSUANCE OF CERTIFICATES. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Notice of Exercise delivered and payment made for such shares. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such





                                       1.
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exercise, shall be delivered to the Holder hereof by the Company at the
Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder.

         (c) NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Common Stock is greater than the Stock Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                           X =   Y (A-B)
                                 -------
                                    A

                  Where    X =   the number of shares of Common Stock to be
                                 issued to the Holder

                           Y =   the number of shares of Common Stock
                                 purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                           A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

                           B = Stock Purchase Price (as adjusted to the date of such calculation)

         For purposes of the above calculation, the fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that in the event the Holder exercises this Warrant in connection with the Company's initial public offering of its Common Stock, the fair market value per share shall be the product of (i) the per share offering price to the public of the Company's initial public offering and (ii) the number of shares of Common Stock being exercised; and, provided, further, that following the Company's initial public offering of its Common Stock, the fair market value per share shall be the average of the closing prices quoted on any exchange or the Nasdaq Stock Market, whichever is applicable, on which the Common Stock is listed for the ten (10) trading days prior to the date of determination of fair market value.

2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes,



                                       2.
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liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration under federal or state securities laws with respect to such exercise. The Company will not take any action which would result in any adjustment of the Stock Purchase Price (as set forth in Section 3 hereof) if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Restated Certificate of Incorporation.

3. ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

         (a) SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

         (b) DIVIDENDS IN COMMON STOCK, OTHER STOCK, PROPERTY, RECLASSIFICATION. If at any time or from time to time the Holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

                  (i) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

                  (ii) any cash paid or payable otherwise than as a cash dividend, or




                                       3.
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                  (iii)    Common Stock or additional stock or other securities
or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 3(a) above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (ii) above and this clause (iii)) which such Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

         (c) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such recapitalization, reclassification, reorganization, consolidation, merger or sale, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby; provided, however, that in the event the value of the stock, securities or other assets or property (determined in good faith by the Board of Directors of the Company) issuable or payable with respect to one share of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby is in excess of the Stock Purchase Price hereof effective at the time of a merger and securities received in such reorganization, if any, are publicly traded, then this Warrant shall expire unless exercised prior to such recapitalization, reclassification, reorganization, consolidation, merger or sale of assets. The Company will not effect any such reorganization, consolidation, merger or sale of assets unless, prior to the consummation thereof, the successor corporation (if other than the Company) or such corporation's parent resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

4.       CERTAIN EVENTS AND NOTICES.

         (a) CERTAIN EVENTS. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of
Section 3 or Section 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the





                                       4.
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Warrant, the Stock Purchase Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

         (b)      NOTICES OF CHANGE.

                  (i) Immediately upon any adjustment in the number or class of shares subject to this Warrant and of the Stock Purchase Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  (ii) The Company shall give written notice to the Holder at least ten business days prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions.

                  (iii) The Company shall also give written notice to the Holder at least 20 days prior to the consummation of a reorganization, reclassification, consolidation, merger or sale of all or substantially all of the assets of the Company.

         Any such notice shall be signed by the Company's chief financial officer and shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant or the amount of securities to be received by the Company's stockholders, as applicable, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

5. ISSUE TAX. The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

6. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

7. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.




                                       5.
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8.       WARRANTS TRANSFERABLE. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the Company's option, and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

9. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the holder of this Warrant and of the holder of shares of Common Stock issued upon exercise of this Warrant, referred to in
Section 8 shall survive the exercise of this Warrant.

10. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

11. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

12. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

13. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Colorado.

14. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.




                                       6.
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15.      FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]






                                       7.
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         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officer, thereunto duly authorized this 28th day of September, 1999.


                                ENERGY AUCTION EXCHANGE,  INC.
                                a Delaware corporation


                                By: /s/ Gary R. Vickers
                                   ----------------------------------------
                                    Gary R. Vickers
                                    President and Chief Executive Officer

                               NOTICE OF EXERCISE

                                                  Date: _________________, _____

         Energy Auction Exchange, Inc.
         7900 East Union Avenue, Suite 1100
         Denver, CO  80237

         Attn:  President

         Ladies and Gentlemen:

[ ] The undersigned hereby elects to exercise the warrant issued to it by Energy Auction Exchange, Inc. (the "COMPANY") and dated September ___, 1999 (the "WARRANT") and to purchase thereunder __________________________________ shares of the Common Stock of the
         Company (the "SHARES") at a purchase price of ___________________________________________ Dollars ($__________) per
         Share or an aggregate purchase price of
         __________________________________ Dollars ($__________) (the "PURCHASE
         PRICE").

[ ] The undersigned hereby elects to convert _______________________ percent (____%) of the value of the Warrant pursuant to the provisions of Section 1(c) of the Warrant.

         Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                       -----------------------------------
                                     (name)

                       -----------------------------------

                       -----------------------------------
                                    (address)

         Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer. The undersigned also makes the representations set forth on the attached Investment Representation Letter.

                                               Very truly yours,


                                               --------------------------------

                                               By:
                                                  -----------------------------

                                               Title:
                                                     --------------------------

                       INVESTMENT REPRESENTATION STATEMENT


TO:  ENERGY AUCTION EXCHANGE, INC.

With respect to the __________ shares of Common Stock (the "SHARES") of ENERGY AUCTION EXCHANGE, INC. (the "COMPANY") which the undersigned ("PURCHASER") has purchased from the Company today, the Purchaser hereby represents and warrants as follows:

         1. The Purchaser acknowledges that he has received no formal prospectus or offering memorandum describing the business and operations of the Company. He has, however, by virtue of his relationship with the Company, been given access to all information that he believes is material to his decision to purchase the Shares. The Purchaser has had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning its business operations. Any questions raised by the Purchaser have been answered to his satisfaction.

         2. The Shares are being acquired by the Purchaser for his account, for investment purposes only, and not with a view to the distribution or resale thereof.

         3. No representations or promises have been made concerning the marketability or value of the Shares. The Purchaser understands that there is currently no market for the transfer of the Shares. The Purchaser further acknowledges that, because the Shares have not been registered under the Securities Act of 1933, as amended (the "ACT"), or applicable state securities laws and cannot be resold unless they are subsequently registered under the Act or applicable state securities laws, or an exemption from registration is available, the Purchaser must continue to bear the economic risk of his investment in the Shares for an indefinite period of time. Specifically, the Purchaser agrees that the Shares may not be transferred until the Company has received an opinion of counsel reasonably satisfactory to it that the proposed transfer will not violate federal or state securities laws. The Company has not agreed or represented to the Purchaser that the Shares will be purchased or redeemed from the Purchaser at any time in the future. The Purchaser further understands that a notation will be made on the appropriate records of the Company and on the stock certificate representing the Shares so that the transfers of Shares will not be effected on those records without compliance with the restrictions referred to above.

Date:                                    By:
     -------------------------              -----------------------------------

                                         Name:
                                              ---------------------------------

                                         Title:
                                               --------------------------------

                                       2.